SEMI-ANNUAL REPORT

[MORGAN STANLEY LOGO]

MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.

JUNE 30, 2001

MORGAN STANLEY
INVESTMENT MANAGEMENT INC.
INVESTMENT ADVISER

MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.
OVERVIEW

LETTER TO SHAREHOLDERS

For the six months ended June 30, 2001, the Morgan Stanley Emerging Markets Debt Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 6.16% compared to 5.82% for the J.P. Morgan Emerging Markets Bond Global Index (the "Index"). For the period from the Fund's commencement of operations on July 23, 1993 through June 30, 2001, the Fund's cumulative total return, based on net asset value per share, was 158.76% compared to 146.53% for the Index. On June 30, 2001, the closing price of the Fund's shares on the New York Stock Exchange was $7.46, representing a 9.5% discount to the Fund's net asset value per share.

MARKET OVERVIEW
Emerging markets debt (EMD) enjoyed strong but volatile performance during the first half of 2001. Argentina, and to a lessor extent Turkey, dominated the headlines and led to significant moves in asset prices--both upward and downward. EMD was also influenced by global financial considerations: emerging market asset prices reacted with concern to data suggesting that the U.S. slowdown might end up being longer--and possibly deeper--than expected. This was compounded by the unexpected sharp slowdown in Europe and by the weakening in commodity prices.

Financial stress in Argentina and Turkey started in early
April when it looked increasingly likely that both countries would be unable to service their debt. An asset price recovery attempt ensued as Argentina implemented a debt-re-profiling exercise and as the international official community came to Turkey's rescue. The rally, though, proved short-lived. Towards quarter-end, both countries' asset prices came under repeated pressure. Brazil suffered from the financial stresses in Argentina and Turkey during the quarter. The Brazilian currency weakened to lows not seen since the 1999 devaluation. The Brazilian central bank reacted fairly aggressively by raising interest rates and securing an important pipeline of international bridge financing.

Fortunately, the Argentina/Turkey stress did not propagate indiscriminately across all emerging countries. The Russian economy continued to perform strongly, helped not only by high oil prices, but also by a determined push to transform the economy away from its undistinguished past. Meanwhile, the Bulgarians elected a new Parliament whose new composition is generally committed to the objective of European Union convergence. The Philippines Parliament promulgated (after a 7-year delay) a key reform law, which should radically alter the country's power sector.

During the first half of 2001, the portfolio's construction was based on two self-reinforcing considerations: that the weak global economy is clouding the outlook for emerging markets; and that systemically important credits (e.g., Argentina, Turkey, and to a lesser extent, Brazil) possess particularly weak fundamentals. At the portfolio level, these considerations translated into a generally defensive stance. Throughout the second quarter, the Fund emphasized lower beta and shorter duration instruments. In terms of country selection, the Fund generally had a material underweight in Argentina and smaller underweights in Turkey and Brazil. Two sets of countries were over-weighted: those with an idiosyncratically favorable dynamic that dominates overall market considerations (e.g., Russia, Morocco, and Bulgaria) and those with fundamentals sufficiently strong enough to survive the global slowdown and Argentina/Turkey contagion (e.g., Mexico, Qatar, and Panama).

Our underweights to Argentina, and to a lesser extent Brazil, were the major reasons for the Fund's outperformance relative to the Index. In addition, overweight positions in Russia, Mexico, and Panama also added to returns. Our overall defensive portfolio stance helped the Fund in February, April and June, but detracted from returns in January and May when the market rallied.

MARKET OUTLOOK
As mentioned above, we continue to be concerned about the situation in Argentina. The country's recent debt restructuring will reduce its short-term cash outlays, but it will do nothing to address the country's economic problems. We are continuing to maintain a large underweight to this country relative to our Index along with maintaining an overall defensive portfolio.

OTHER DEVELOPMENTS
As noted in the Fund's first quarter report, the Fund's financial report presents our new format. If you have any questions or comments on the new look of the report, please contact us through our website, www.morganstanley.com/im, or call us at 1-800-221-6726. We appreciate your continued support.

Sincerely,

/s/ Ronald E. Robison
Ronald E. Robison
PRESIDENT AND DIRECTOR

July 2001

MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.
JUNE 30, 2001 (UNAUDITED)

INVESTMENT SUMMARY
HISTORICAL INFORMATION

                                                                      TOTAL RETURN (%)
                                      ----------------------------------------------------------------------------------
                                           MARKET VALUE(1)           NET ASSET VALUE(2)               INDEX(3)
                                      ----------------------------------------------------------------------------------
                                                      AVERAGE                    AVERAGE                        AVERAGE
                                        CUMULATIVE     ANNUAL      CUMULATIVE     ANNUAL        CUMULATIVE       ANNUAL
                                        ----------    -------      ----------    -------        ----------      ---------
Year to date                              14.91%         --           6.16%         --             5.82%           --
One Year                                  21.61        21.61%        12.27        12.27%          13.20          13.20%
Five Year                                 62.65        10.22         69.67        11.15           75.73          11.94
Since Inception(*)                       134.27        11.32        158.76        12.72          146.53          12.04
Past Performance is not predictive of future performance.

[CHART]

RETURNS AND PER SHARE INFORMATION

                                                             YEAR ENDED DECEMBER 31,                                   SIX MONTHS
                              ----------------------------------------------------------------------------------------    ENDED
                                                                                                                         JUNE 30,
                              1993(*)    1994       1995        1996       1997       1998        1999       2000        2001
 ---------------------------------------------------------------------------------------------------------------------------------
 Net Asset Value Per Share  $18.96     $12.23     $12.40      $17.31     $15.21      $7.01      $ 8.36     $ 8.22        $8.24
----------------------------------------------------------------------------------------------------------------------------------
 Market Value Per Share     $18.13     $11.38     $12.50      $15.13     $15.38      $7.19      $ 6.81     $ 6.88        $7.46
----------------------------------------------------------------------------------------------------------------------------------
 Premium/(Discount)           -4.4%      -7.0%       0.8%      -12.6%       1.1%       2.6%      -18.5%     -16.3%        -9.5%
----------------------------------------------------------------------------------------------------------------------------------
 Income Dividends           $ 0.16     $ 1.49     $ 1.72      $ 1.08     $ 1.27      $1.41      $ 1.01     $ 1.08        $0.42
----------------------------------------------------------------------------------------------------------------------------------
 Capital Gains
 Distributions                  --     $ 0.41         --         --      $ 3.44      $2.94          --         --           --
----------------------------------------------------------------------------------------------------------------------------------
 Fund Total Return(2)        35.96%    -25.95%     26.85%+     50.98%     21.71%    -33.00%      36.58%     13.50%        6.16%
----------------------------------------------------------------------------------------------------------------------------------
 Index Total Return(3)       18.67%    -18.35%     26.38%      35.23%     11.95%    -11.54%      24.18%     14.41%        5.82%
----------------------------------------------------------------------------------------------------------------------------------

(1) Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The J.P. Morgan Emerging Markets Bond Global Index (the "JPM EMB Global Index") tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments. The JPM EMB Global Index includes coverage of 27 emerging market countries. Because JPM EMB Global Index was not available prior to January 1, 1994, the performance of the J.P. Morgan Emerging Markets Bond Index is shown for the period July 23, 1993 to December 31, 1993, and used for purposes of computing cumulative performance of the benchmark index for that period.
*   The Fund commenced operations on July 23, 1993.
+ This return does not include the effect of the rights issued in connection with the rights offering.

FOREIGN INVESTING INVOLVES CERTAIN RISKS, INCLUDING CURRENCY FLUCTUATIONS AND CONTROLS, RESTRICTIONS ON FOREIGN INVESTMENTS, LESS GOVERNMENTAL SUPERVISION AND REGULATION, LESS LIQUIDITY AND THE POTENTIAL FOR MARKET VOLATILITY AND POLITICAL INSTABILITY.

PORTFOLIO SUMMARY

ALLOCATION OF TOTAL INVESTMENTS

[CHART]

----------------------------------------------------
Debt Securities                      99.2%
Short-Term Investments                0.5
Equity Securities                     0.3

COUNTRY WEIGHTINGS

[CHART]

----------------------------------------------------
Brazil                               20.3%
Mexico                               18.4
Russia                               14.7
Argentina                             7.0
Morocco                               5.1
Bulgaria                              3.8
Panama                                3.5
Eucador                               3.2
South Korea                           3.1
Egypt                                 3.0
Other                                17.9

TEN LARGEST HOLDINGS

                                                     PERCENT OF                                                       PERCENT OF
                                                      TOTAL                                                             TOTAL
                                                   INVESTMENTS                                                       INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------------
1.    Federative Republic of Brazil Bond PIK 'C'           7.1%   6.      Russian Federation
         8.00%, 4/15/14 (Brazil)                                             12.75%, 6/24/28 (Russia)                        4.9
2.    Republic of Argentina Par Bond 'L-GP'                       7.      Russian Federation
         6.00%, 3/31/23 (Argentina)                        6.6               5.00%, 3/31/30 (Russia)                         4.8
3.    United Mexican States Global Bond                           8.      United Mexican States Discount Bond 'D'
         8.38%, 1/14/11 (Mexico)                           5.9               8.13%, 12/30/19 (Mexico)                        4.2
4.    Morocco R&C 'A'                                             9.      United Mexican States Discount Bond 'A'
         5.09%, 1/1/09 (Morocco)                           5.1               9.88%, 2/1/10 (Mexico)                          3.9
5.    Federative Republic of Brazil Debt                          10.     Federative Republic of Brazil Discount Bond
         Conversion 5.50%, 4/15/12 (Brazil)                5.0               'Z-L' 5.44%, 4/15/24 (Brazil)                   3.2
                                                                                                                            -----
                                                                                                                            50.7%
                                                                                                                            =====

MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.
FINANCIAL STATEMENTS
JUNE 30, 2001 (UNAUDITED)

STATEMENT OF NET ASSETS

                                             FACE
                                            AMOUNT               VALUE
                                             (000)               (000)
----------------------------------------------------------------------
DEBT INSTRUMENTS (99.3%)
======================================================================
ALGERIA (0.4%)
SOVEREIGN (0.4%)
   Algerian Loan Agreement
     Tranche 1
     7.19%, 3/31/10                       $    843            $    735
======================================================================
ARGENTINA (7.0%)
SOVEREIGN (7.0%)
   Republic of Argentina
     4.81%, 3/31/23                          1,450 (a)             907
   Republic of Argentina Par Bond
     'L-GP'
     6.00%, 3/31/23                         19,000 (b)          12,537
----------------------------------------------------------------------
                                                                13,444
======================================================================
BRAZIL (20.3%)
SOVEREIGN (20.3%)
   Federative Republic of Brazil
     Bond 'L'
     5.50%, 4/15/09                          3,341 (a)           2,715
   Federative Republic of Brazil
     Global Bond
     9.63%, 7/15/05                          4,200               3,955
   Federative Republic of Brazil
     'C-L' Bond
     8.00%, 4/15/14                             44                  32
   Federative Republic of Brazil
     Bond 'EI' (Registered)
     5.63%, 4/15/06                            920 (a)             814
   Federative Republic of Brazil
     Bond 'EI-L'
     5.44%, 4/15/06                          2,320 (a)           2,056
   Federative Republic of Brazil
     Bond PIK 'C'
     8.00%, 4/15/14                         18,286 (c)          13,486
   Federative Republic of Brazil Debt
     Conversion
     5 .50%, 4/15/12                        13,500 (a,c)         9,484
   Federative Republic of Brazil
     Discount Bond 'Z-L'
     5.44%, 4/15/24                          8,350 (a)           6,085
----------------------------------------------------------------------
                                                                38,627
======================================================================
BULGARIA (3.8%)
SOVEREIGN (3.8%)
   Republic of Bulgaria Discount
     Bond 'A' Euro
     6.31%, 7/28/24                          3,350 (a)           2,638
----------------------------------------------------------------------
   Republic of Bulgaria Front-
     Loaded Interest Reduction
     Bond,
     3.00%, 7/28/12                       $  5,650 (b)        $  4,570
----------------------------------------------------------------------
                                                                 7,208
======================================================================
CROATIA (0.8%)
SOVEREIGN (0.8%)
   Croatia Government International
     Bond
     6.25%, 7/31/10                          1,555 (a)           1,520
======================================================================
ECUADOR (3.2%)
SOVEREIGN (3.2%)
   Republic of Ecuador
     4.00%, 8/15/30                          6,300 (b)           2,712
     12.00%, 11/15/12                        4,800               3,353
----------------------------------------------------------------------
                                                                 6,065
======================================================================
EGYPT (3.0%)
SOVEREIGN (3.0%)
   Arab Republic of Egypt
     8.75%, 7/11/11                          5,700 (d)           5,693
======================================================================
INDIA (0.0%)
SOVEREIGN (0.0%)
   Surashtra Cement and
     Chemical Ltd.
     19.00%, 6/26/00                    INR 30,000 (e,f)           --@
======================================================================
INDONESIA (0.8%)
CORPORATE (0.8%)
   Indah Kiat International Finance 'B'
     11.88%, 6/15/02                      $    900 (e)             243
   Pindo Deli Finance
     (Mauritius)
     10.75%, 10/1/07                         4,300 (d,e)           602
   Tjiwi Kimia Finance Mauritius Ltd.
     10.00%, 8/1/04                            250                  37
   Tjiwi Kimia International Global Bond
     13.25%, 8/1/01                          4,300                 650
----------------------------------------------------------------------
                                                                 1,532
======================================================================
IVORY COAST (0.7%)
SOVEREIGN (0.7%)
   Republic of Ivory Coast Bond
     2.00%, 3/29/18                          3,183 (b,e)           525
   Republic of Ivory Coast Front-Load
     Interest Reduction Bond
     2.00%, 3/29/18                          4,550 (b,e)           739
----------------------------------------------------------------------
                                                                 1,264
======================================================================

    The accompanying notes are an integral part of the financial statements

                                              FACE
                                            AMOUNT               VALUE
                                             (000)               (000)
----------------------------------------------------------------------
MALAYSIA (1.7%)
CORPORATE (1.7%)
   TM Global Inc.
     8.00%, 12/7/10                       $  3,200 (d)        $  3,176
======================================================================
MEXICO (18.2%)
CORPORATE (4.2%)
   Grupo Iusacell SA de CV
     14.25%, 12/1/06                         1,300 (d)           1,385
   Pemex Project Funding Master
     Trust
     8.50%, 2/15/08                          1,700 (d)           1,751
   Petroleos Mexicanos
     9.50%, 9/15/27                          2,700               2,882
   TV Azteca 'B'
     10.50%, 2/15/07                         2,000               1,903
----------------------------------------------------------------------
                                                                 7,921
----------------------------------------------------------------------
SOVEREIGN (14.0%)
   United Mexican States Discount
     Bond 'A'
     9.88%, 2/1/10                           6,850               7,463
   United Mexican States Discount
     Bond 'D'
     8.13%, 12/30/19                         8,450               7,985
   United Mexican States Global
     Bond
     8.38%, 1/14/11                         11,171              11,244
----------------------------------------------------------------------
                                                                26,692
----------------------------------------------------------------------
                                                                34,613
======================================================================
MOROCCO (5.1%)
SOVEREIGN (5.1%)
   Morocco R&C 'A'
     5.09%, 1/1/09                          10,618 (a)           9,768
======================================================================
NIGERIA (0.7%)
SOVEREIGN (0.7%)
   Central Bank of Nigeria Par Bond
     6.25%, 11/15/20                         2,000               1,276
   Nigeria Promissory Notes,
     Series RC
     5.09%, 1/5/10                             300                 114
----------------------------------------------------------------------
                                                                 1,390
======================================================================
PANAMA (3.5%)
SOVEREIGN (3.5%)
   Republic of Panama
     9.38%, 4/1/29                           1,000               1,033
     9.63%, 2/8/11                           4,400               4,404
----------------------------------------------------------------------
   Republic of Panama, PDI PIK
     6.44%, 7/17/16                       $  1,599 (a)        $  1,288
----------------------------------------------------------------------
                                                                 6,725
======================================================================
PERU (0.6%)
SOVEREIGN (0.6%)
   Republic of Peru Front-Loaded
     Interest Reduction Bond
     4.50%, 3/7/17                           1,600 (b)           1,102
======================================================================
PHILIPPINES (1.2%)
CORPORATE (0.2%)
   Bayan Telecommunications, Inc.
     13.50%, 7/15/06                         1,800 (d,e)           329
----------------------------------------------------------------------
SOVEREIGN (1.0%)
   Republic of Philippines
     9.50%, 10/21/24                         2,000               1,972
----------------------------------------------------------------------
                                                                 2,301
======================================================================
POLAND (1.8%)
CORPORATE (0.7%)
   Netia Holdings II BV, 'B'
     13.13%, 6/15/09                         1,400                 602
   PTC International Finance II SA
     11.25%, 12/1/09                           900                 882
----------------------------------------------------------------------
                                                                 1,484
----------------------------------------------------------------------
SOVEREIGN (1.1%)
   Republic of Poland
     6.00%, 10/27/14                         2,100 (b)           2,066
----------------------------------------------------------------------
                                                                 3,550
======================================================================
QATAR (2.2%)
SOVEREIGN (2.2%)
   State of Qatar
     9.75%, 6/15/30                          3,700               4,143
======================================================================
RUSSIA (14.7%)
SOVEREIGN (14.7%)
   Russian Federation
     5.00%, 3/31/30                         19,396 (b,d)         9,189
     5.00%, 3/31/30                          8,290 (b)           3,913
     8.25%, 3/31/10                          1,600               1,226
     8.25%, 3/31/10                          5,626 (d)           4,311
     12.75%, 6/24/28                         9,450               9,308
----------------------------------------------------------------------
                                                                27,947
======================================================================

    The accompanying notes are an integral part of the financial statements

                                             FACE
                                            AMOUNT               VALUE
                                             (000)               (000)
-----------------------------------------------------------------------
SOUTH KOREA (3.1%)
CORPORATE (2.1%)
   Korea Electric Power
     6.38%, 12/1/03                       $  1,900            $  1,919
     7.75%, 4/1/13                           2,100               2,120
----------------------------------------------------------------------
                                                                 4,039
----------------------------------------------------------------------
SOVEREIGN (1.0%)
   Republic of South Korea
     8.88%, 4/15/08                          1,600               1,801
----------------------------------------------------------------------
                                                                 5,840
======================================================================
TUNISIA (1.0%)
SOVEREIGN (1.0%)
   Banque Centrale de Tunisie
     8.25%, 9/19/27                          2,000               1,890
======================================================================
TURKEY (2.3%)
CORPORATE (0.3%)
   Cellco Finance NV
     15.00%, 8/1/05                            710                 594
----------------------------------------------------------------------
SOVEREIGN (2.0%)
   Republic of Turkey
     11.88%, 1/15/30                         4,600               3,806
----------------------------------------------------------------------
                                                                 4,400
======================================================================
UKRAINE (0.4%)
SOVEREIGN (0.4%)
   Ukraine Government
     11.00%, 3/15/07                         1,116                 861
======================================================================
VENEZUELA (2.8%)
SOVEREIGN (2.8%)
   Republic of Venezuela Global Bond
     9.25%, 9/15/27                          2,000               1,368
   Republic of Venezuela Par Bond
     6.75%, 3/31/20                          5,200               3,926
----------------------------------------------------------------------
                                                                 5,294
======================================================================
TOTAL DEBT INSTRUMENTS
   (Cost $192,912)                                             189,088
----------------------------------------------------------------------

                                            NO. OF
                                            RIGHTS
                                             (000)
----------------------------------------------------------------------
RIGHTS(0.2%)
======================================================================
MEXICO (0.2%)
   United Mexican States,
     Value Recovery Rights
(Cost $--@)                                 45,419 (f)             450
======================================================================
                                            NO. OF              VALUE
                                          WARRANTS               (000)
----------------------------------------------------------------------
WARRANTS(0.0%)
======================================================================
COLOMBIA (0.0%)
   Occidente y Caribe,
     expiring 3/15/04                       69,200 (d,f)      $    69
======================================================================
NIGERIA (0.0%)
   Central Bank of Nigeria,
     expiring 11/15/20                       1,250 (f)              --@
======================================================================
TOTAL WARRANTS
   (Cost $44)                                                       69
======================================================================

                                              FACE
                                            AMOUNT
                                             (000)
----------------------------------------------------------------------
SHORT-TERM INVESTMENTS(0.4%)
======================================================================
UNITED STATES (0.4%)
REPURCHASE AGREEMENT
   J.P. Morgan Securities Inc., 3.70%,
     dated 06/29/01, due 07/02/01
   (Cost $825)                            $    825 (g)            825
======================================================================
FOREIGN CURRENCY ON DEPOSIT WITH
CUSTODIAN (0.1%)
INDIA (0.1%)
(Interest Bearing Demand
Account)
     Indian Rupee
     (Cost $94)                         INR  4,381                 93
======================================================================

    The accompanying notes are an integral part of the financial statements

                                            AMOUNT               VALUE
                                             (000)               (000)
----------------------------------------------------------------------
TOTAL INVESTMENTS(100.0%)
   (COST $193,875)                                            $190,525
======================================================================
OTHER ASSETS
   Cash                                   $    274
   Interest Receivable                       5,215
   Receivable for Investments Sold          10,694
   Other                                        31              16,214
======================================================================
LIABILITIES
   Payable For:
     Reverse Repurchase
        Agreements                         (14,190)
     Investments Purchased                  (5,693)
     Dividends Declared                     (4,630)
     Investment Advisory Fees                 (158)
     Directors' Fees and Expenses              (85)
     Shareholder Reporting
        Expenses                               (70)
     Professional Fees                         (51)
     Administrative Fees                       (26)
     Custodian Fees                            (25)
     Other Liabilities                         (36)            (24,964)
======================================================================
NET ASSETS
======================================================================
   Applicable to 22,046,681,
     issued and outstanding $0.001
     par value shares (100,000,000
     shares authorized)                                       $181,775
======================================================================
 NET ASSET VALUE PER SHARE                                    $   8.24
----------------------------------------------------------------------
 AT JUNE 30, 2001, NET ASSETS
 CONSISTED OF:
   Common Stock                                               $    220
   Paid-in Capital                                             279,105
   Undistributed Net Investment Income                             609
   Accumulated Net Realized Loss                               (94,814)
   Unrealized Depreciation on
     Investments and Foreign
     Currency Translations                                      (3,345)
======================================================================
 TOTAL NET ASSETS                                             $181,775
======================================================================

(a) --Variable/floating rate security - rate disclosed is as of June 30, 2001.
(b) --Step Bond - coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2001. Maturity date disclosed is ultimate maturity.
(c) --Denotes all or a portion of securities subject to repurchase
      Under the Reverse Repurchase Agreements as of June 30,
      2001. See note A-4
(d) --144A Security - Certain conditions for public sale may exist.
(e) --Security is in default.
(f) --Non-income producing.
(g) --The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market Prices at the date of this schedule of investments. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
PIK --Payment-in-Kind. Income may be paid in additional securities or cash at the discretion of the issuer.
@ --  Amount is less than $500.

======================================================================
JUNE 30, 2001 EXCHANGE RATE:
----------------------------------------------------------------------
INR Indian Rupee                                   47.040= U.S.   $1.00
======================================================================

    The accompanying notes are an integral part of the financial statements

MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.
FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS                                                                                 SIX MONTHS ENDED
                                                                                                         JUNE 30, 2001
                                                                                                          (UNAUDITED)
                                                                                                             (000)
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
      Interest                                                                                                   $11,298
========================================================================================================================
EXPENSES
      Investment Advisory Fees                                                                                       911
      Interest Expense on Borrowings                                                                                 380
      Administrative Fees                                                                                            112
      Professional Fees                                                                                               65
      Shareholder Reporting Expenses                                                                                  57
      Custodian Fees                                                                                                  26
      Directors' Fees and Expenses                                                                                    10
      Transfer Agent Fees                                                                                             10
      Other Expenses                                                                                                  39
------------------------------------------------------------------------------------------------------------------------
        Total Expenses                                                                                             1,610
========================================================================================================================
          Net Investment Income                                                                                    9,688
========================================================================================================================
NET REALIZED GAIN (LOSS) ON:
      Investment Securities Sold (net of foreign tax expense of $71)                                                  70
      Foreign Currency Transactions                                                                                   (7)
------------------------------------------------------------------------------------------------------------------------
        Net Realized Gain                                                                                             63
========================================================================================================================
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
      Investments                                                                                                     77
      Foreign Currency Translations                                                                                   73
------------------------------------------------------------------------------------------------------------------------
       Change in Unrealized Appreciation/Depreciation                                                                150
------------------------------------------------------------------------------------------------------------------------
Net Realized Gain and Change in Unrealized Appreciation/Depreciation                                                 213
========================================================================================================================
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                       $ 9,901
========================================================================================================================

                                                                               SIX MONTHS ENDED
                                                                                 JUNE 30, 2001           YEAR ENDED
STATEMENT OF CHANGES IN NET ASSETS                                                (UNAUDITED)         DECEMBER 31, 2000
                                                                                     (000)                  (000)
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income                                                          $   9,688                $   27,076
   Net Realized Gain                                                                     63                    16,378
   Change in Unrealized Appreciation/Depreciation                                       150                   (22,689)
------------------------------------------------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from Operations                               9,901                     20765
------------------------------------------------------------------------------------------------------------------------
Distributions
   Net Investment Income                                                             (9,260)                  (23,900)
------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease)                                                            641                    (3,135)
------------------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of Period                                                              181,134                   184,269
------------------------------------------------------------------------------------------------------------------------
   End of Period (including undistributed net investment income of $609
   and $181, respectively                                                         $ 181,775                $  181,134
========================================================================================================================

    The accompanying notes are an integral part of the financial statements

                                                                                                         SIX MONTHS ENDED
                                                                                                          JUNE 30, 2001
STATEMENT OF CASH FLOWS                                                                                    (UNAUDITED)
                                                                                                              (000)
-------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Proceeds from Sales and Maturities of Investments                                                       $     301,410
   Purchases of Investments                                                                                     (305,395)
   Net Increase in Short-Term Investments                                                                           (825)
   Net Realized Loss on Foreign Currency Transactions                                                               (101)
   Net Investment Income                                                                                           9,688
   ADJUSTMENTS TO RECONCILE NET INVESTMENT INCOME TO NET CASH PROVIDED BY OPERATING
   ACTIVITIES:
      Net Increase in Receivables Related to Operations                                                             (625)
      Net Decrease in Payables Related to Operations                                                                (101)
      Accretion/Amortization of Discounts and Premiums                                                            (1,335)
-------------------------------------------------------------------------------------------------------------------------
   Net Cash Provided by Operating Activities                                                                       2,716
-------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Cash Received for Reverse Repurchase Agreements                                                                12,690
   Cash Distributions Paid                                                                                       (13,980)
   Cash Paid to Bank                                                                                              (1,152)
-------------------------------------------------------------------------------------------------------------------------
   Net Cash Used for Financing Activities                                                                         (2,442)
-------------------------------------------------------------------------------------------------------------------------
   Net Increase in Cash                                                                                              274
CASH AT BEGINNING OF PERIOD                                                                                           --
-------------------------------------------------------------------------------------------------------------------------
CASH AT END OF PERIOD                                                                                      $          274
-------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements

MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.
FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS


                                   SIX MONTHS ENDED                       YEAR ENDED DECEMBER 31,
                                    JUNE 30, 2001        ----------------------------------------------------------------
                                     (UNAUDITED)          2000            1999           1998         1997           1996
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                              $   8.22        $   8.36       $   7.01       $  15.21     $  17.31       $  12.40
-------------------------------------------------------------------------------------------------------------------------
Net Investment Income                    0.44            1.23           1.09           1.27         1.34           1.75
Net Realized and Unrealized
  Gain (Loss) on Investments             0.00+          (0.29)          1.27          (5.12)        1.27           4.24
-------------------------------------------------------------------------------------------------------------------------
    Total from Investment
      Operations                         0.44            0.94           2.36          (3.85)        2.61           5.99
-------------------------------------------------------------------------------------------------------------------------
Distributions:
   Net Investment Income                (0.42)          (1.08)         (1.00)         (1.39)       (1.27)         (1.08)
   In Excess of Net Investment
     Income                                --              --          (0.01)         (0.02)          --              --
   Net Realized Gains                      --              --             --             --        (3.44)             --
   In Excess of Net Realized
     Gains                                 --              --             --          (2.94)          --              --
-------------------------------------------------------------------------------------------------------------------------
     Total Distributions                (0.42)          (1.08)         (1.01)         (4.35)       (4.71)         (1.08)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END
  OF PERIOD                          $   8.24        $   8.22       $   8.36       $   7.01     $  15.21       $  17.31
-------------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END
  OF PERIOD                          $   7.46        $   6.88       $   6.81       $   7.19     $  15.38       $  15.13
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
  Market Value                          14.91%          16.49%          8.55%        (32.04%)      40.81%         30.86%
  Net Asset Value (1)                    6.16%          13.50%         36.58%        (33.00%)      21.71%         50.98%
-------------------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
  (THOUSANDS)                        $181,775        $181,134       $184,269       $153,084     $327,556       $ 372,644
-------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average
  Net Assets                             1.77%*          2.32%          2.28%          2.75%        2.27%          2.59%
Ratio of Expenses Excluding
  Interest Expdnse to Average Net
  Assets                                 1.35%*          1.34%          1.35%          1.47%        1.51%          1.38%
Ratio of Net Investment Income
  to Average Net Assets                 10.65%*         14.31%         14.53%         12.50%        8.80%         12.14%
Portfolio Turnover Rate                   164%            272%           178%           308%         361%           373%
-------------------------------------------------------------------------------------------------------------------------

*    Annualized.
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
+    Amount is less than $0.01.

    The accompanying notes are an integral part of the financial statements

MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.
JUNE 30, 2001 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS

     Morgan Stanley Emerging Markets Debt Fund, Inc. (the "Fund") was incorporated in Maryland on May 6, 1993, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary investment objective is to produce high current income and as a secondary objective, to seek capital appreciation, through investments primarily in debt securities.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sale price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices or the bid price if only bid quotations are available. Securities which are traded over-the-counter are valued at the mean of the current bid and asked prices obtained from reputable brokers. Securities may be valued by independent pricing services. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale, if any) are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

     The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income earned or repatriated. The Fund accrues such taxes when the related income is earned.

3. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counter-party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

4. REVERSE REPURCHASE AGREEMENTS: The Fund may enter into reverse repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements also involve credit risk with the counterparty to the extent that the value of securities subject to repurchase exceed the Fund's liability under the reverse repurchase agreement. Securities subject to repurchase under reverse repurchase agreements, if any, are designated as such in the Statement of Net Assets.

At June 30, 2001, the Fund had reverse repurchase agreements outstanding with Salomon Brothers as follows:

                                                     MATURITY IN LESS
                                                      THAN 365 DAYS
                                                    -------------------
Value of Securities Subject to                       $     4,875,000
  Repurchase
Liability Under Reverse                              $    14,190,000
   Repurchase Agreement
Interest Rate                                                   4.00%

The average weekly balance of reverse repurchase agreements outstanding during the six months ended June 30, 2001, was approximately $11,492,000 at a weighted average interest rate of 5.26%.

5. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

       - investments, other assets and liabilities - at the prevailing rates of exchange on the valuation date;

       - investment transactions and investment income - at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund may utilize and their associated risks:

6. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

7. LOAN AGREEMENTS: The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. The Fund's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. The Fund's investment in Participations typically results in the Fund having a contractual relationship with only the Lender and not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation and any intermediaries between the Lender and the Fund. When the Fund purchases Assignments from Lenders it acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

8. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such assets as segregated on the Fund's records. Purchasing securities on a forward commitment or when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

9. SECURITIES SOLD SHORT: The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of replacement. The Fund may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. The Fund's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Fund will either place in a segregated account with its custodian or denote as pledged on the custody records an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

10. WRITTEN OPTIONS: The Fund may write covered call options in an attempt to increase the Fund's total return. The Fund will receive premiums that are recorded as liabilities and subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, the Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase.

11. SWAP AGREEMENTS: A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The following summarizes the types of swaps that the Fund may enter into:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The Fund may utilize interest rate swaps in an attempt to increase income while limiting the Fund's exposure to market fluctuations in interest rates. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount and provide the Fund with the full benefit on an investment in a security without an initial cash outlay. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

     Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Net Assets.

12. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

13. OVER-THE-COUNTER TRADING: Securities and other derivative instruments that may be purchased or sold by the Fund may consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded in-strument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

During the six months ended June 30, 2001, the Fund's investments in derivative instruments included foreign currency exchange contracts, structured securities and over-the-counter trading.

14. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis and discounts and premiums on investments purchased are accreted or amortized in accordance with the effective yield method over their respective lives, except where collection is in doubt. Distributions to shareholders are recorded on the ex-dividend date.

     The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

     Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

     Permanent book and tax basis differences may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

     B. ADVISER: Morgan Stanley Investment Management Inc. (formerly Morgan Stanley Dean Witter Investment Management Inc.) (the "Adviser) provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.00% of the Fund's average weekly net assets.

     C. ADMINISTRATOR: The Chase Manhattan Bank, through its corporate affiliate J.P. Morgan Investor Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.06% of the Fund's average weekly net assets, plus $100,000 per annum. In addition, the Fund is charged for certain out-of-pocket expenses incurred by the Administrator on its behalf.

     D. CUSTODIAN: The Chase Manhattan Bank serves as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

     E. OTHER: During the six months ended June 30, 2001, the Fund made purchases and sales totaling approximately $309,831,000 and $311,184,000 respectively, of investment securities other than long-term U.S. Government securities, purchased options and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At June 30, 2001, the U.S. Federal income tax cost basis of securities was approximately $193,781,000 and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $3,349,000, of which $6,055,000 related to appreciated securities and $9,404,000 related to depreciated securities. At December 31, 2000, the Fund had a capital loss carryfor-ward for U.S. Federal income tax purposes of approximately $91,485,000 available to offset future capital gains, of which $77,686,000 will expire on December 31, 2006 and $13,799,000 will expire on December 31, 2007. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

     Net capital and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended December 31, 2000, the Fund deferred to January 1, 2001, for U.S. Federal income tax purposes, post-October capital losses of $1,724,000.

     A significant portion of the Fund's net assets consist of securities of issuers located in emerging markets or which are denominated in foreign currencies. Such investments may be concentrated in a limited number of countries and regions and may vary throughout the year. Changes in currency exchange rates will affect the value of and investment income from foreign currency denominated securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than U.S. securities. In addition, emerging market securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

     These investments may be traded by one market maker who may also be utilized by the Fund to provide pricing information used to value such securities. The amounts which will be realized upon disposition of the securities may differ from the value reflected on the Statement of Net Assets and the differences could be material.

     Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. At June 30, 2001, the deferred fees payable under the Plan totaled $85,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

     During June 2001, the Officers of the Fund, pursuant to authority granted by the Board of Directors declared a distribution of $0.21 per share, derived from net investment income, payable on July 13, 2001, to shareholders of record on June 29, 2001.

     F. SUPPLEMENTAL PROXY INFORMATION:

     The Annual Meeting of the Stockholders of the Fund was held on June 14, 2001. The following is a summary of the proposal presented and the total number of shares voted:

     PROPOSAL:
     1. To elect the following Directors:


                                         VOTES IN      VOTES
                                         FAVOR OF     AGAINST
                                        ----------   --------
Ronald E. Robison                       19,714,761   315,650
Gerard E. Jones                         19,740,236   290,175
Barton M. Biggs                         19,677,042   353,369
William G. Morton, Jr.                  19,771,372   259,039
John A. Levin                           19,689,005   341,406

MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be to have elected, unless Boston Equiserve (the "Plan Agent") is otherwise instructed by the shareholder in to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, investment in Fund shares.

Dividend and capital gain distributions will be reinvested on the reinvestment date. If the market price per equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on dividends or distributions.

In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from to time by the shareholder as representing the total amount registered in the shareholder's name and held for account of beneficial owners who are participating in the Plan.

Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

    Morgan Stanley Emerging Markets Debt Fund, Inc.
    Boston Equiserve
    Dividend Reinvestment Unit
    P.O. Box 1681
    Boston, MA 02105-1681
    1-800-730-6001

MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.

DIRECTORS AND OFFICERS
Barton M. Biggs                    Fergus Reid
CHAIRMAN OF THE BOARD OF           DIRECTOR
DIRECTORS

Ronald E. Robison                  Frederick O. Robertshaw
PRESIDENT AND DIRECTOR             DIRECTOR

John D. Barrett II                 Stefanie V. Chang
DIRECTOR                           VICE PRESIDENT

Gerard E. Jones                    Arthur J. Lev
DIRECTOR                           VICE PRESIDENT

Graham E. Jones                    Joseph P. Stadler
DIRECTOR                           VICE PRESIDENT

John A. Levin                      Mary E. Mullin
DIRECTOR                           SECRETARY

Andrew McNally IV                  Belinda A. Brady
DIRECTOR                           TREASURER

William G. Morton, Jr.             Robin L. Conkey
DIRECTOR                           ASSISTANT TREASURER

INVESTMENT ADVISER
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

ADMINISTRATOR
The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108

CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

SHAREHOLDER SERVICING AGENT
Boston Equiserve
Investor Relations Department
P.O. Box 644
Boston, Massachusetts 02102-0644
(800) 730-6001

LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP
200 Park Avenue
New York, New York 10166

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.morganstanley.com/im.